                                                                    Exhibit 99.1

                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                        GREEN TREE FINANCIAL CORP.



                                        BY:  /s/ Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                  October 1996

                            CUSIP#'S  393505-PG1,PH9,PJ5PK2,PL0,PM8
                            TRUST ACCOUNT #80-4145500
                            REMITTANCE DATE: 11/15/96



                                                   Total $         Per $1,000
                                                    Amount          Original
                                                 ------------      ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $7,224,720.36

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         7,224,720.36

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.00%)            6.00%
          b. Class A-1 Interest                     258,738.07     4.53926439
          c. Class A-2 Remittance Rate(6.30%)            6.30%
          d. Class A-2 Interest                     168,000.00     5.25000000
          e. Class A-3 Remittance Rate(6.50%)            6.50%
          f. Class A-3 Interest                     270,833.33     5.41666660
          g. Class A-4 Remittance Rate(6.80%)            6.80%
          h. Class A-4 Interest                     442,000.00     5.66666667
          i. Class A-5 Remittance Rate(7.10%)            7.10%
          j. Class A-5 Interest                     100,583.33     5.91666647
          k. Class A-6 Remittance Rate(7.65%)            7.65%
          l. Class A-6 Interest                     583,440.00     3.40000000

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall             .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 2


                                  CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                                  TRUST ACCOUNT #80-4145500
                                  REMITTANCE DATE: 11/15/96

                                                            Total $       Per $1,000
                                                             Amount        Original
                                                            -------       ----------
    (4) Remaining:
        a. Unpaid Class A Interest
            Shortfall                                           .00              .00

B.  Principal
    (5) Formula Principal Distribution
         Amount                                        3,159,473.19              N/A
        a. Scheduled Principal                           443,488.31              N/A
        b. Principal Prepayments                       2,263,357.35              N/A
        c. Liquidated Contracts                                 .00              N/A
        d. Repurchases                                          .00              N/A
        e. Current Month Advanced Principal            1,189,614.05              N/A
        f. Prior Month Advanced Principal               (736,986.52)             N/A

    (6) Pool Scheduled Principal Balance             472,777,754.71

      (6b) Adjusted Pool Principal Balance           471,588,140.66       982.47529304
      (6c) Pool Factor                                   0.98247529

    (7) Unpaid Class A Principal Shortfall
       (if any)following prior Remittance date                  .00

       (8) Class A Percentage for such Remittance
            Date                                              92.42%
       (9) Class A Percentage for the following
            Remittance Date                                   92.37%


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 3

                               CUSIP#'S 393505-
                            PG1,PH9,PJ5PK2,PL0,PM8
                           TRUST ACCOUNT #80-4145500
                           REMITTANCE DATE: 11/15/96

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                    --------------  ------------
(10)   Class A Principal Distribution:
       a. Class A-1                                   3,159,473.19   55.42935421
       b. Class A-2                                            .00           .00
       c. Class A-3                                            .00           .00
       d. Class A-4                                            .00           .00
       e. Class A-5                                            .00           .00
       f. Class A-6                                            .00           .00

(11)   Class A-1 Principal Balance                   48,588,140.66  852.42352035
(11a)    Class A-1 Pool Factor                           .85242352

(12)   Class A-2 Principal Balance                   32,000,000.00  1000.0000000
(12a)    Class A-2 Pool Factor                          1.00000000

(13)   Class A-3 Principal Balance                   50,000,000.00  1000.0000000
(13a)    Class A-3 Pool Factor                          1.00000000

(14)   Class A-4 Principal Balance                   78,000,000.00  1000.0000000
(14a)    Class A-4 Pool Factor                          1.00000000

(15)   Class A-5 Principal Balance                   17,000,000.00  1000.0000000
(15a)    Class A-5 Pool Factor                          1.00000000

(16)   Class A-6 Principal Balance                  171,600,000.00  1000.0000000
(16a)    Class A-6 Pool Factor                          1.00000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                  October 1996
                                     Page 4

                                                       CUSIP#'S 393505-
                                                       PG1,PH9,PJ5PK2,PL0,PM8
                                                       TRUST ACCOUNT #80-4145500
                                                       REMITTANCE DATE: 11/15/96

(17)  Unpaid Class A Principal Shortfall (if any)
      following current Remittance Date                          .00

C.    Aggregate Scheduled Balances and Number of Delinquent Contracts as of
      Determination Date

(18)  31-59 days                                        2,485,016.41       72

(19)  60 days or more                                     342,572.95        6

(20)  Current Month Repossessions                          29,101.29        1

(21)  Repossession Inventory                               59,731.28        2

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date       .07%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                  .03%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date      .52%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 5

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 11/15/96

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                              .21%

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          9.5% thereafter)                                            0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date         0

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
          by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                 0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                        15.58%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 6

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 11/15/96

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                            7.54%


CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                         1,731,142.43

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                       7.70%
      b.  Class M-1 Interest                   246,400.00     6.41666667

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                               .00              0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                               .00              0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall         .00              0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall         .00              0

B.    Principal
(34)  Formula Principal Distribution Amount           .00            N/A
      a.  Scheduled Principal                         .00            N/A
      b.  Principal Prepayments                       .00            N/A
      c.  Liquidated Contracts                        .00            N/A
      d.  Repurchases                                 .00            N/A

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 7

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 11/15/96

(35)  Class M-1 Principal Balance              38,400,000.00       1000.00000000
(35a) Class M-1 Pool Factor                       1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                               .00%


                                                     Total $      Per $1,000
                                                       Amount       Original
                                                     --------     ----------
(37)  Class M-1 Principal Distribution:
      a. Class M-1 (current)                             .00          0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                            .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date         .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                    .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             1,484,742.43

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is below 7.70%)     7.70%

(3)  Aggregate Class B1 Interest                  123,200.00          6.41666667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                               .00                 .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 8

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 11/15/96

(5)  Remaining unpaid Class B1
     Interest Shortfall                                    .00         .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                     .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                     .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date              .00

(8a) Class B Percentage for such Remittance Date           .00


                                                       Total $    Per $1,000
                                                        Amount      Original
                                                    ----------    ------------


     (9) Current Principal (Class B Percentage of
         Formula Principal Distribution Amount)            .00

     (10a)  Class B1 Principal Shortfall                   .00

     (10b)  Unpaid Class B1 Principal Shortfall            .00

     (11)   Class B Principal Balance            36,000,000.00

     (12)   Class B1 Principal Balance           19,200,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                   1,361,542.43

(14) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                             8.10%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 9
                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 11/15/96

(15) Aggregate Class B2 Interest               113,400.00  6.75000000

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                            .00         .00


(17) (Remaining Unpaid Class B2 Interest Shortfall    .00         .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date         .00

(19) Class B2 Principal Liquidation Loss Amount       .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                             .00

(21) Guarantee Payment                                .00

(22) Class B2 Principal Balance             16,800,000.00


                                                Total $      Per $1,000
                                                 Amount        Original
                                               ----------   ------------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                          198,118.58

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 10


                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 11/15/96

(24) Class C Residual Payment                1,050,023.85

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                  .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                  .00

(27) Repossessed Contracts                      29,101.29

(28) Repossessed Contracts Remaining
     in Inventory                               59,731.28

(29) Weighted Average Contract Rate              10.42046